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                        SUPPLEMENT DATED MARCH 1, 2001 TO

                        PROSPECTUS DATED MAY 1, 2000 FOR

                           CORPORATE FLEXIBLE PREMIUM

                        VARIABLE UNIVERSAL LIFE POLICIES

                                    ISSUED BY

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

                                   THROUGH ITS

                       NATIONWIDE VL SEPARATE ACCOUNT - D

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.


THE "CASH SURRENDER VALUE" SECTION OF YOUR PROSPECTUS IS AMENDED AS FOLLOWS:

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the Variable Account, the daily crediting of interest in the Fixed Account, and activity in the Policy Loan Account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender of the policy, minus any indebtedness or other deductions due on that date, plus any applicable temporary enhancement.

For policies purchased by corporations and other groups, a temporary enhancement to the cash value may apply if the policy is completely surrendered, and the proceeds are paid directly to the policy owner on the date of issue. The enhancement may not apply to partial surrenders or to complete surrenders for which the policy owner instructs that proceeds be paid to a party other than the policy owner on the date of issue. An enhancement to the cash surrender value is not provided to policies purchased by individuals.

The amount, duration, and availability of any enhancement vary by a number of factors, including:

o        the number of insureds;
o        the nature of the relationship among individual insureds;
o        the purpose for which the policies are being purchased;
o        the expected persistency of the policies; and
o any other circumstances which are rationally related to an expected reduction in acquisition or administrative costs.

The criteria for enhancements may change from time to time. Enhancements will be determined in a manner not unfairly discriminatory to policy owners.